UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Rd., Suite 200
Lehi, Utah	84048
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Amendment to Robert DeMartini Employment Agreement

On August 7, 2025, Purple Innovation, Inc. (the “Company”) entered into an Amendment to Amended and Restated Employment Agreement by and between the Company and Robert T. DeMartini (the “Employment Agreement Amendment”). The Employment Agreement Amendment amends the original agreement to revise the definition of a “change in control.” The foregoing summary of the Amendment to DeMartini Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement Amendment, a copy of which is filed as Exhibit 10.1 and incorporated by reference herein.

Amendment to RSU Agreement

As previously reported in the Company’s 10-K filed on March 14, 2025, on March 12, 2025, the Board of the Directors of the Company unanimously approved special incentive bonus equity grants to certain members of the Company’s senior leadership team, including, among others, Todd Vogensen, Chief Financial Officer, John J. Roddy, Chief Human Resources Officer, and Eric S. Haynor, Chief Operating Officer. On August 7, 2025, the Board unanimously approved an Amendment to the Restricted Share Unit Agreement (the “RSU Amendment”) to (i) provide that 100% of each participant’s RSUs will vest upon the Company’s termination of the participant’s employment without cause and (ii) revise the definition of a “change in control.” The foregoing summary of the RSU Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the RSU Amendment, a copy of the form of which is filed as Exhibit 10.2 and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed herewith:

Exhibit No.	Description
10.1	Amendment to Amended and Restated Employment Agreement dated August 7, 2025, between Purple Innovation, Inc. and Robert DeMartini
10.2	Form of Amendment to the Restricted Share Unit Agreement dated August 7, 2025, between Purple Innovation, Inc. and certain officers of the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2025	PURPLE INNOVATION, INC.

	By:	/s/ Todd Vogensen
Todd Vogensen
Chief Financial Officer

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